SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

              Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 11, 1996

                  AK STEEL HOLDING CORPORATION
       (Exact name of registrant as specified in its charter)


    DELAWARE         File No. 1-13696          31-1401455
(State or other    (Commission file number)  (IRS employer
jurisdiction of                                                identification
incorporation)                                               number)


 703 Curtis Street, Middletown, Ohio                45043
(Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code:(513)425-5000




                        Not Applicable
   (Former name or former address, if changed since last report)

Item 5.   Other Events.

          Filed herewith is a copy of a Press Release, dated July 10, 1996, issued by AK Steel Holding Corporation (the "Company") to announce its earnings for the three months ended June 30, 1996. Included in the Press Release are statement of operations and earnings per share data for the three months ended June 30, 1996 and June 30, 1995 and the six months ended June 30, 1996 and June 30, 1995. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.

          Also included in the Press Release is the Company's announcement of a dividend of $0.15 per share of Common Stock payable on August 15, 1996, to shareholders of record on July 22, 1996.


Item 7.   Financial Statements, Pro Forma Financial Information
              and Exhibits.

          (a)  Financial Statements of business acquired:

               Not applicable.

          (b)  Pro Forma financial information:

               Not applicable.

          (c)  Exhibit:

               (99)  Press Release, dated July 10, 1996.

                                Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







AK Steel Holding Corporation


/s/ Randall F. Preheim
     Vice President, General Counsel
      and Secretary



Dated:  July 11, 1996

   AK STEEL HOLDING CORPORATION



                      FORM 8-K

                 CURRENT REPORT

                        Exhibit Index



Exhibit No.    Description                                  Page

 (99)      Press Release, dated July 10, 1996        5